UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2019

TEO FOODS, INC.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-226801 (Commission File Number)	47-1209532 (I.R.S. Employer Identification No.)

455 45th Street, Suite 102 San Diego CA (Address of principal executive offices)	92114 (Zip Code)

Registrant’s telephone number, including area code: (619) 758-1973

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[x] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01.	Changes in Registrant's Certifying Accountant

Previous independent registered public accounting firm

On March 25, 2019, Teo Foods, Inc. (the “Company”) notified Marcum LLP (“Marcum”) that it had engaged Accell Audit and Compliance, P.A. (“Accell”) as its independent registered public accountants.

Marcum was engaged by the Company on August 22, 2018. Marcum did not issue an audit report on the Company’s financial statements. The Company chose to make the change due to the new firm’s familiarity with the recently acquired subsidiary.

During the period August 22, 2018 and through March 25, 2019, the Company has not had any disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Marcum’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the period August 22, 2018 and through March 25, 2019, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Marcum with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from Marcum is attached hereto as Exhibit 16.1.

New independent registered public accounting firm

On March 21, 2019 (the “Engagement Date”), the Company engaged Accell Audit and Compliance, P.A. (“Accell”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018. The engagement of Accell has been approved by the Audit Committee of the Company's Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Accell regarding either:

1.	the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Accell concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01.	Financial Statements an Exhibits

(d)    Exhibits

Exhibit Number	Description
16.1	Letter from Marcum LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEO Foods Inc.

Date:	March 26, 2019	By:	/s/ Jeffrey H Mackay
Jeffrey H. Mackay
CEO